UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 11, 2008

(Date of earliest event reported)

PHARMACYCLICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

995 E. Arques Avenue
Sunnyvale, California 94085-4521
(408) 774-0330

(Address of principal executive offices including zip code and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On July 11, 2008, Pharmacyclics, Inc. a Delaware corporation (the "Registrant"), entered into a Fifth Amendment to New Lease, effective as of July 1, 2008 (the "Fifth Amendment"), which amends that certain Lease and Lease Termination Agreement dated June 14, 2000, as amended on April 10, 2001, June 29, 2001, February 5, 2003 and August 14, 2006, by and between the Registrant and Metropolitan Life Insurance Company (the "Lease"). Prior to the Fifth Amendment, the Registrant leased approximately 64,776 square feet in an office located in Sunnyvale, California, which the Registrant maintains as its principal executive office, with a monthly lease payment of $76,435.68 and an expiration date of December 31, 2009. Pursuant to the Fifth Amendment, the Registrant reduced the square footage covered under the Lease to approximately 32,520 square feet with a monthly lease payment of $51,706.80 subject to annual increases resulting in a monthly lease payment of up to $54,958.80. The expiration date of the Lease as amended by the Fifth Amendment is December 31, 2011. Under the Fifth Amendment the Registrant is separately leasing approximately 15,000 square feet, contiguous to the 32,520 square feet, with a monthly lease payment of $21,750.00 and an expiration date of December 31, 2009. The Fifth Amendment also provides for a $233,410 reduction in the Registrant's security deposit.

The description contained in this Item 1.01 is qualified in its entirety by reference to the Fifth Amendment and the Lease (including any amendments thereto), which are included as exhibits hereto and are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.
Exhibit No.	Description
10.1

Lease and Lease Termination Agreement dated June 14, 2000 by and between the Registrant and Metropolitan Life Insurance Company (Incorporated by reference to Exhibit 10.49 of the Registrant's Annual Report on Form 10-K for the year ended June 30, 2001).

10.2

First Amendment to New Lease dated April 10, 2001 by and between the Registrant and Metropolitan Life Insurance Company (Incorporated by reference to Exhibit 10.50 of the Registrant's Annual Report on Form 10-K for the year ended June 30, 2001).

10.3

Second Amendment to New Lease dated June 29, 2001 by and between the Registrant and Metropolitan Life Insurance Company (Incorporated by reference to Exhibit 10.51 of the Registrant's Annual Report on Form 10-K for the year ended June 30, 2001).

10.4

Third Amendment to New Lease dated February 5, 2003 by and between the Registrant and Metropolitan Life Insurance Company (Incorporated by reference to Exhibit 10.1 of the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003).

10.5

Fourth Amendment to New Lease dated August 14, 2006 by and between the Registrant and Metropolitan Life Insurance Company (Incorporated by reference to Exhibit 10.5 of the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 2006).

10.6	Fifth Amendment to New Lease dated July 11, 2008 by and between the Registrant and Metropolitan Life Insurance Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   July 15, 2008

PHARMACYCLICS, INC. By: /s/ LEIV LEA Name: Leiv Lea Title: Vice President, Finance & Administration and CFO and Secretary

INDEX TO EXHIBITS
Exhibit	Description
10.1

Lease and Lease Termination Agreement dated June 14, 2000 by and between the Registrant and Metropolitan Life Insurance Company (Incorporated by reference to Exhibit 10.49 of the Registrant's Annual Report on Form 10-K for the year ended June 30, 2001).

10.2

First Amendment to New Lease dated April 10, 2001 by and between the Registrant and Metropolitan Life Insurance Company (Incorporated by reference to Exhibit 10.50 of the Registrant's Annual Report on Form 10-K for the year ended June 30, 2001).

10.3

Second Amendment to New Lease dated June 29, 2001 by and between the Registrant and Metropolitan Life Insurance Company (Incorporated by reference to Exhibit 10.51 of the Registrant's Annual Report on Form 10-K for the year ended June 30, 2001).

10.4

Third Amendment to New Lease dated February 5, 2003 by and between the Registrant and Metropolitan Life Insurance Company (Incorporated by reference to Exhibit 10.1 of the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003).

10.5

Fourth Amendment to New Lease dated August 14, 2006 by and between the Registrant and Metropolitan Life Insurance Company (Incorporated by reference to Exhibit 10.5 of the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 2006).

10.6	Fifth Amendment to New Lease dated July 11, 2008 by and between the Registrant and Metropolitan Life Insurance Company. PDF

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